                                                                    EXHIBIT 4(d)


                        THIRD AMENDMENT TO THE AMENDED
                       CERTIFICATE OF INCORPORATION OF
                        BANYAN STRATEGIC LAND FUND II

        THIS THIRD AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION of Banyan Strategic Land Fund II (the "Fund") is hereby accepted this 30th day of June, 1992, by the undersigned Directors of the Fund, who hereby declare that:

                                   RECITALS

A. WHEREAS, the Fund was formed on April 14, 1987 pursuant to a Certificate of Incorporation (the "Certificate") filed with the Office of the Secretary of State of the State of Delaware and dated April 14, 1987;

B.      WHEREAS, the Certificate was amended on July 28, 1987 and June
        20, 1991; and

C. WHEREAS, the Directors are amending the Certificate, as amended, to acknowledge an amendment voted on and approved by the stockholders of the Fund, in accordance with the provisions of Title 8, Section 242, of the General Corporation Law of the State of Delaware at the 1991 Annual Meeting of the Stockholders held on June 30, 1992.

        NOW, THEREFORE, having stated the foregoing, the Certificate shall be amended as follows:

1.      Article 4 is hereby modified to read as follows:

        "4.     The Corporation is authorized to issue 50,000,000 shares
        of Common Stock, each share having a par value of $.01."

        IN WITNESS WHEREOF, we, the undersigned, have sworn to this Third Amendment to the Amended Certificate of Incorporation or Banyan Strategic Land Fund II as of the date and year first written above.

                                /s/ Robert M. Ungerleider
                                ----------------------------
                                Robert M. Ungerleider


                                ----------------------------
                                Walter E. Auch, Sr.

                                -----------------------------
                                Gerald L. Nudo

                        THIRD AMENDMENT TO THE AMENDED
                       CERTIFICATE OF INCORPORATION OF
                        BANYAN STRATEGIC LAND FUND II

        THIS THIRD AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION of Banyan Strategic Land Fund II (the "Fund") is hereby accepted this 30th day of June, 1992, by the undersigned Directors of the Fund, who hereby declare that:

                                   RECITALS

A. WHEREAS, the Fund was formed on April 14, 1987 pursuant to a Certificate of Incorporation (the "Certificate") filed with the Office of the Secretary of State of the State of Delaware and dated April 14, 1987;

B.      WHEREAS, the Certificate was amended on July 28, 1987 and
        June 20, 1991; and

C. WHEREAS, the Directors are amending the Certificate, as amended, to acknowledge an amendment voted on and approved by the stockholders of the Fund, in accordance with the provisions of Title 8, Section 242, of the General Corporation Law of the State of Delaware at the 1991 Annual Meeting of the Stockholders held on June 30, 1992.

        NOW, THEREFORE, having stated the foregoing, the Certificate shall be amended as follows:

1.      Article 4 is hereby modified to read as follows:

        "4.     The Corporation is authorized to issue 50,000,000 shares
        of Common Stock, each share having a par value of $.01."

        IN WITNESS WHEREOF, we, the undersigned, have sworn to this Third Amendment to the Amended Certificate of Incorporation of Banyan Strategic Land Fund II as of the date and year first written above.

                               -----------------------------
                               Robert M. Ungerleider

                               /s/ Walter E.  Auch, Sr.
                               -----------------------------
                               Walter E. Auch, Sr.

                               -----------------------------
                               Gerald L. Nudo

                        THIRD AMENDMENT TO THE AMENDED
                       CERTIFICATE OF INCORPORATION OF
                        BANYAN STRATEGIC LAND FUND II

        THIS THIRD AMENDMENT TO THE AMENDED CERTIFICATE OF INCORPORATION of Banyan Strategic Land Fund II (the "Fund") is hereby accepted this 30th day of June, 1992, by the undersigned Directors of the Fund, who hereby declare that:

                                   RECITALS

A. WHEREAS, the Fund was formed on April 14, 1987 pursuant to a Certificate of Incorporation (the "Certificate") filed with the Office of the Secretary of State of the State of Delaware and dated April 14, 1987;

B.      WHEREAS, the Certificate was amended on July 28, 1987 and June
        20, 1991; and

C. WHEREAS, the Directors are amending the Certificate, as amended, to acknowledge an amendment voted on and approved by the stockholders of the Fund, in accordance with the provisions of Title 8, Section 242, of the General Corporation Law of the State of Delaware at the 1991 Annual Meeting of the Stockholders held on June 30, 1992.

        NOW, THEREFORE, having stated the foregoing, the Certificate shall be amended as follows:

1.      Article 4 is hereby modified to read as follows:

        "4.     The Corporation is authorized to issue 50,000,000 shares
        of Common Stock, each share having a par value of $.01."

        IN WITNESS WHEREOF, we, the undersigned, have sworn to this Third Amendment to the Amended Certificate of Incorporation of Banyan Strategic Land Fund II as of the date and year first written above.

                             ----------------------------
                             Robert M. Ungerleider

                             ----------------------------
                             Walter E. Auch, Sr.

                             /s/ Gerald L. Nudo
                             ----------------------------
                             Gerald L. Nudo